UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
June 8, 2004 (June 7, 2004)

Advanced Neuromodulation Systems, Inc.

(Exact name of registrant as specified in charter)

Texas	0-10521	75-1646002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6501 Windcrest Drive, Suite 100
Plano, Texas 75024

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(972) 309-8000

Item 9. “Regulation FD Disclosure.”
SIGNATURES
INDEX TO EXHIBITS
Press Release

Item 9. “Regulation FD Disclosure.”

On June 7, 2004, we issued a press release that contained the comments of our President and Chief Executive Officer, Christopher G. Chavez, on Boston Scientific Corporation’s announcement that is acquiring Advanced Bionics Corporation. Advanced Bionics Corporation recently announced that it has received FDA approval for a rechargeable spinal cord stimulation system, and that it expects to enter the spinal cord stimulation market for the treatment of chronic pain sometime during the third quarter of 2004. A copy of the press release is attached as Exhibit 99.1.

This press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: June 8, 2004

ADVANCED NEUROMODULATION SYSTEMS, INC.
By:	/s/ F. Robert Merrill III
	Name:	F. Robert Merrill III
	Title:	Executive Vice President, Finance, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release dated June 7, 2004 (This press release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act)